SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2004

                            ASTEA INTERNATIONAL INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-26330                   23-2119058
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

                               240 Gibraltar Road
                           Horsham, Pennsylvania 19044
                    (Address of principal executive offices)

                                 (215) 682-2500
              (Registrant's telephone number, including area code)

ITEM 7. EXHIBITS

Exhibit 99      Press Release dated March 30, 2004

ITEM 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

On March 30, 2004, Astea International Inc. reported the results for the three months and year ended December 31, 2003, and the outlook for the first quarter of 2004, which are set forth in the press release in an Exhibit hereto.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

99                   Press Release dated March 30, 2004